April 16, 2003

FOR IMMEDIATE RELEASE                  Contact:  John I. Jelavich, President/CEO
                                                 (530) 674-6025


      California Independent Bancorp Announces 48% Increase in Bottom Line for First Quarter 2003 Over Prior Year First Quarter

Yuba City, California . . . California Independent Bancorp (NASDAQ: CIBN) and its subsidiary, Feather River State Bank, today reported that net income for the first quarter of 2003 was $1,106,000, an increase of $360,000, or 48.3%, compared to $746,000 reported in the first quarter of 2002.

Diluted earnings per share for the first quarter of 2003 was $0.50, a 51.5% increase over diluted earning per share of $0.33 for the first quarter of 2002. The weighted average number of diluted shares outstanding for the first quarter of 2003 was 2,220,644.

Total assets at March 31, 2003 were $362.4 million, an increase of $51.7 million, or 16.7%, compared to total assets at March 31, 2002 of $310.7 million. Total loans grew $9.8 million, or 5.1%, from $192.9 million at March 31, 2002 to $202.7 million at March 31, 2003. Total deposits increased $34.3 million, or 12.8%, from $268.5 million at March 31, 2002 to $302.8 million at March 31, 2003.

During the first quarter of 2003, 30,942 shares of CIBN's common stock were repurchased pursuant to the repurchase plan approved on November 13, 2001. Since the plan's inception, a total of 38,361 shares have been repurchased.

John Jelavich, President and CEO commented, "We are very pleased with the results from the first quarter. The Bank continues its steady performance in spite of the slow economy and the current rate environment. Our operating efficiencies continue to improve with an increased reliance on technology and the improved productivity of our employees in the delivery of quality products and services to our clients. We continue to focus on relationship-oriented community banking and our ability to be responsive to the needs of our customers and prospects in the communities that we serve. We thank our shareholders, employees, and customers for their support as we strive to improve our position as a premier Northern California community bank."

Feather River State Bank has nine branches in Yuba City, Marysville, Colusa, Arbuckle, Wheatland, Woodland, Lincoln, and Roseville, California serving Sutter, Yuba, Colusa, Yolo, and Placer counties.



Forward-looking  statements - The Private  Securities  Litigation  Reform Act of
1995:

Certain statements contained in this release are forward-looking statements that are subject to risk and uncertainty. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. A number of factors -- many of which are beyond California Independent Bancorp's ("Company") control -- could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. No assurances can be given that the Bank will continue to improve its efficiencies of operations. The Company's reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2002, describe some of these factors, including certain credit, market, operational, liquidity, and interest rate risks associated with the Company's business and operations. Other factors described in the Company's Annual Report on Form 10-K for the year ended
December 31, 2002 include changes in business and economic conditions, competition, fiscal and monetary policies, and legislation. There are other factors besides these that could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements or otherwise affect in the future the Company's business, results of operations and financial condition. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update such statements in light of new information or future events.

                        California Independent Bancorp and Subsidiaries
                                    Selected Financial Data
                                           Unaudited
                              First Quarter 2003 Earnings Release
                            (Dollars in thousands except share data)

Consolidated Statement of Financial Condition Data:
                                                                                As of                  As of
Assets                                                                      March 31, 2003        March 31, 2002
                                                                            --------------        ---------------
       Cash and Cash Equivalents                                                   $12,596               $13,142
       Fed Funds Sold                                                               15,305                 3,430

       Securities Held-to-Maturity                                                   2,440                 2,854
       Securities Available-for-Sale, at Fair Value                                113,779                85,477
       ----------------------------------------------------------------------------------------------------------
       Total Investments                                                           116,219                88,331

       Loans & Leases                                                              202,665               192,940
         Less: Allowance for Loan and Lease Losses                                  (5,938)               (5,790)
       ----------------------------------------------------------------------------------------------------------
       Net Loans & Leases                                                           196,727               187,150

       Premises and Equipment, Net                                                    6,706                 6,794
       Other Real Estate Owned                                                        2,640                   542
       Interest Receivable and Other Assets                                          12,237                11,295
       ----------------------------------------------------------------------------------------------------------
       Total Assets                                                                $362,430              $310,684


Liabilities
       Deposits:
         Noninterest-Bearing                                                        $66,462               $58,862
         Interest-Bearing                                                           236,330               209,600
       -----------------------------------------------------------------------------------------------------------
       Total Deposits                                                               302,792               268,462

       Other Interest-Bearing Liabilities                                            15,344                11,394
       Accrued Interest Payable and Other Liabilities                                 5,417                 3,190
       Trust Preferred Securities                                                    10,000                     -
       -----------------------------------------------------------------------------------------------------------
       Total Liabilities                                                            333,553               283,046

Shareholders' Equity
       Common Stock, No Par Value:  20,000,000 Shares Authorized, 2,126,133 and
       2,221,189 Issued and Outstanding at March 31, 2003 and March 31, 2002,
       respectively                                                                  21,852                22,322

       Retained Earnings                                                              6,425                 5,236
       Debt Guarantee of ESOP                                                           (80)                 (120)
       Accumulated Other Comprehensive Income                                           680                   200
       -----------------------------------------------------------------------------------------------------------
       Total Shareholders' Equity                                                    28,877                27,638
       -----------------------------------------------------------------------------------------------------------
       Total Liabilities & Shareholders' Equity                                    $362,430              $310,684
       -----------------------------------------------------------------------------------------------------------

                        California Independent Bancorp and Subsidiaries
                                    Selected Financial Data
                                           Unaudited
                              First Quarter 2003 Earnings Release
                            (Dollars in thousands except share data)


                                                                                Three months ended March 31,
                                                                                 2003                  2002
                                                                                ----------------------------
Consolidated Statement of Income Data:

       Interest and Fee Income                                                   $5,340                $4,824
       Interest Expense                                                           1,396                 1,165
       -------------------------------------------------------------------------------------------------------
       Net Interest Income                                                        3,944                 3,659

       Provision for Loan and Lease Losses                                           10                   150
       -------------------------------------------------------------------------------------------------------
       Net Interest Income After Provision for Loan and Lease Losses              3,934                 3,509

       Noninterest Income                                                           819                   599
       Noninterest Expense:
         Salaries and Employee Benefits                                           1,720                 1,678
         Occupancy, Furniture and Equipment                                         519                   515
         Other Operating Expense                                                    781                   741
       -------------------------------------------------------------------------------------------------------
       Total Noninterest Expense                                                  3,020                 2,934

       Net Income Before Income Taxes                                             1,733                 1,174
       Provision for Income Taxes                                                   627                   428
       -------------------------------------------------------------------------------------------------------
       Net Income                                                                $1,106                  $746

Earnings Per Share
       Basic Earnings Per Share                                                  $0.51                 $0.34
       Diluted Earnings Per Share                                                $0.50                 $0.33
       Basic Weighted Average Shares Outstanding                             2,148,071             2,221,189
       Diluted Weighted Average Shares Outstanding                           2,220,644             2,240,741

       Net Interest Margin                                                       4.70%                 5.16%

Basic and diluted earnings per share, and the weighted average shares, have been adjusted for the three months ended March 31, 2002 to reflect the 5% stock dividend distributed on September 20, 2002.
